John Hancock Funds
                             Independence
                             Equity Fund

                          SEMI-ANNUAL REPORT

                           November 30, 1996



TRUSTEES

Edward J. Boudreau, Jr.
Dennis S. Aronowitz*
Richard P. Chapman, Jr.*
William J. Cosgrove*
Douglas M. Costle*
Leland O. Erdahl*
Richard A. Farrell*
Gail D. Fosler*
William F. Glavin*
Anne C. Hodsdon
Dr. John A. Moore*
Patti McGill Peterson*
John W. Pratt*
Richard S. Scipione
Edward J. Spellman*
*Members of the Audit Committee

OFFICERS

Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Robert G. Freedman
Vice Chairman and
Chief Investment Officer
Anne C. Hodsdon
President
James B. Little
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Second Vice President and Compliance Officer

CUSTODIAN

Investors Bank & Trust Company
89 South Street
Boston, Massachusetts 02111

TRANSFER AGENT

John Hancock Signature Services, Inc.
P.O. Box 9116
Boston, Massachusetts 02205-9116

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

SUB-INVESTMENT ADVISER

Independence Investment Associates, Inc.
53 State Street
Boston, Massachusetts 02109

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL

Hale and Dorr
60 State Street
Boston, Massachusetts 02109


A 1 1/4" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.

CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

Since late 1994, prospectus simplification has been a major topic in the mutual fund industry. At that time, Securities and Exchange Commission Chairman Arthur Levitt called on fund companies to make their prospectuses more user-friendly. He noted that prospectuses are often overloaded with technical detail and are hard for most investors to understand. Many industry observers agreed, and rightly so.

So it is my pleasure to let you know that after being under development for a year, John Hancock Funds has introduced new simplified and consolidated prospectuses. The prospectuses feature shorter, clearer language with a streamlined design, and they incorporate several funds with similar investment objectives into one document. They cover our income, growth, growth and income, tax-free income, international/global and money market funds. We are gratified at the favorable reviews that our new prospectuses have received from shareholders, financial advisers, industry analysts and the press. We believe they are a bold but sensible step forward. And while they are easier to read, they still comply with all federal and needed guidelines.

We have taken the initiative to create a prospectus that dramatically departs from the norm. Among its most innovative features is a two-page spread highlighting each fund's goals and investment strategy, the types of securities it buys, its portfolio management and risk factors, all in plainer language. Fund expenses and financial highlights are now found here, too, as is a new bar chart that shows year-to-year volatility for each fund. Other features include a better presentation of fund services, a new glossary of investment risks and a discussion about how funds are organized, including a diagram showing the connection of the various players that provide services to your Hancock fund(s).

We believe we have made a significant advancement in the drive toward better mutual fund prospectuses. We hope you will agree because in the end, we did it for you, our shareholders.

Sincerely,

/S/ EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER



BY PAUL MCMANUS FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
Independence Equity Fund

Stock market rockets to new record
while Fund sticks to disciplined approach

The stock market has been full of surprises. During the first half of the year, stock prices climbed while interest rates rose. Then early in July, the market took a sharp downturn. It recovered quickly, however, as signs of more moderate economic growth and stable inflation sent interest rates falling. By summer's end, the market was ready to advance again. But no one anticipated just how far and how fast it would move once the election was over and Republicans had retained control of Congress -- a signal that government spending may remain in check.

In this environment, financial stocks posted particularly strong gains. These stocks tend to do well when interest rates are falling, which lowers borrowing costs. Investors also favored large-company growth stocks -- those with a steady history of growing earnings at above-average rates. This benefited sectors like energy and health care, where large companies dominate.



A 2 1/4" x 3 1/2" photo of Independence Equity Fund management team at bottom right. Caption reads: Independence Equity Fund management team members: (l-r) Paul McManus, Jane Shigley, Jeff Saef, David Canavan, Coreen Kraysler."

"The stock
market has
been full of
surprises."

Led by these groups, the Standard & Poor's 500-Stock Index -- a broad measure of the stock market -- returned 14.37% for the six months ended November 30, 1996. This is a very strong six-month performance, significantly higher than the average annual norm of approximately 8-10%. Stock-market investors, especially newer ones, should certainly not set their future expectations on such lofty levels. Over the same period, the average growth and income fund returned 11.41%, according to Lipper Analytical Services.1 By comparison, John Hancock Independence Equity Fund's Class A and B shares delivered total returns of 12.83% and 12.46%, respectively, at net asset value. Please see pages six and seven for longer-term performance information. Driving performance was the Fund's disciplined investment strategy. As always, that meant maintaining a risk level comparable to the S&P 500 and focusing on stocks that were cheap and had improving fundamentals.


Chart with heading "Top Five Common Stock Holdings" at top of left hand column. The chart lists five holdings: 1) DuPont 3.0% 2) United
Technologies 2.6% 3) Intel 2.4% 4) Bristol-Meyers Squibb 2.4% 5) Johnson & Johnson 2.2%. A footnote below reads "As a percentage of net assets on November 30, 1996."

"Insurance
stocks were
among the
Fund's top
performers."

Health care and technology shine

Some of our best performance came from large health-care companies. Bristol-Meyers Squibb, one of the Fund's top investments, was up 35% during the six-month period. The stock rose on news of the company's promising new anti-cancer drug, as well as strength in its hair coloring business. Johnson & Johnson, another one of our top investments, also did well. The largest diversified health-care company in the United States, it has a reputation for effective distribution, cost control and management. In addition, sales growth has been strong, thanks to its rich pipeline of new drugs and medical supplies.


Table entitled "Scorecard" at bottom left hand column. The header for the left column is "Investment"' the header for the right column is "Recent performance...and what's behind the numbers." The first listing is "United Technologies" followed by an up arrow and the phrase "Stronger balance sheet attracts investors". The second listing is "Bristol-Meyers Squibb." followed by an up arrow and the phrase "Promising anti-cancer drug boosts earnings estimates". The third listing is "AT&T" followed by a down arrow and the phrase "Restructuring benefits take longer than expected". Footnote below reads: "See '"Schedule of Investments." Investment holdings are subject to change."

In the technology group, our biggest name was Intel, which was up 68% for the period. It did well because of higher-than-expected demand for its newest generation chip (the Pentium Pro) and a focus on high profitability products like microprocessors. IBM, up 50%, saw strong gains on the PC side of its business, along with solid growth on the mainframe side. At the same time, the stock benefited from the company's restructuring and share buyback programs.

Insurance stocks were also among the Fund's top performers. Falling interest rates boosted the value of insurers' sizable bond investments. And fewer natural disasters in 1996 meant fewer claims for property and casualty companies. The Fund owns Cigna, a multi-line insurance company that recently restructured its property and casualty business. It returned 24% for the period. General Re, another investment in the property and casualty area, also turned in strong results.

Disappointments and changes

Despite these gains, three of the Fund's largest investments stumbled during the period and hurt performance. AT&T's stock fell 11%, as it became clear that it would take longer than expected to see the rewards of its restructuring. We've held on to the stock, however, because we believe in its long-term prospects. We also believe the company's break-up value is worth more than its current value.

Our second disappointment came from Xerox, which fell 5% over the period. Costs in its South American operations increased more than expected and hurt profits. The stock has recently bounced back somewhat. Again, we've held on to it because we expect the company to grow profits through new products and cost cutting. By contrast, we decided to sell PepsiCo -- our third disappointment -- as weakness in its restaurant and international soft drink business continued to undermine the company's prospects.

We made some other changes, including beefing up our stake in chemicals by adding DuPont (E.I.) De Nemours. DuPont, the Fund's largest investment, has interests in both chemicals and oil. The recent hike in oil prices has already boosted earnings, which are growing at a fast rate. At the same time, we reduced our stake in banks when we sold Citicorp for a nice profit. We felt the stock had become too expensive, and we stood by our strong sell discipline.

Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote "For the six months ended November 30, 1996." The chart is scaled in increments of 5% from top to bottom with 15% at the top and 0% at the bottom. Within the chart, there are three solid bars. The first represents the 12.83% total return for John Hancock Independence Equity Fund: Class A. The second represents the 12.46% total return for John Hancock Independence Equity Fund: Class B. The third represents the 11.41% total return for the average growth and income fund. Footnote below reads: "The total returns for John Hancock Independence Equity Fund are at net asset value with all distributions reinvested. The average growth and income fund is tracked by Lipper Analytical Services. (1) See following two pages for historical performance information.

Reasons for optimism and caution

We expect the economy to continue growing at a moderate rate, inflation to stay steady and employment to remain full. If interest rates also stay stable -- which is a good possibility -- the market could continue to prosper. The money flowing into the market through long-term savings vehicles like retirement plans also shows no hint of slowing. So there are definitely reasons for optimism.

Of course, there are also reasons for caution. The market has marched almost straight uphill for the past 18 months, and this can't continue indefinitely. If investors get nervous and begin taking profits, the market could easily drop. In addition, many companies will probably see a slowdown in corporate earnings growth, making them less attractive to investors. Finally, a rise in interest rates could reverse the market's direction. Whatever happens, we believe it's unrealistic to expect stock returns to match what we've seen recently.

In any case, we'll stick to our investment discipline. We won't try to time the market or chase the idea of the day. Instead, we'll stay fully invested in the stocks that we believe offer the best return potential for their value. Over the long term, we believe shareholders will benefit from this approach.

"...it's
unrealistic to
expect stock
returns to
match what
we've seen
recently."



This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

1 Figures from Lipper Analytical Services include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Independence Equity Fund. Total return is a performance measure that equals the sum of all income and capital gain distributions, assuming reinvestment of these distributions and the change in the price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Performance figures include the maximum applicable sales charge of 5% for Class A shares. The effect of the maximum contingent deferred sales charge for Class B shares (maximum 5% and declining to 0% over six years) is included in Class B performance. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

CUMULATIVE TOTAL RETURNS

For the period ended September 30, 1996

                                     ONE       FIVE          LIFE OF
                                    YEAR      YEARS           FUND
                                   -----     ------          -----
John Hancock Independence Equity
Fund: Class A(3)                   13.43%     95.96%         98.56%(1)

John Hancock Independence Equity
Fund: Class B(3)                   13.50%      N/A           18.78%(2)


AVERAGE ANNUAL TOTAL RETURNS

For the period ended September 30, 1996

                                    ONE        FIVE          LIFE OF
                                   YEAR       YEARS           FUND
                                  ------     ------          -----
John Hancock Independence Equity
Fund: Class A(3)                   13.43%     14.40%         13.80%(1)

John Hancock Independence Equity
Fund: Class B(3)                   13.50%      N/A           17.51%(2)

Notes to Performance

(1) Class A shares started on June 10, 1991.

(2) Class B shares started on September 7, 1995.

(3) Effective September 1, 1995, the Adviser has undertaken to limit the Fund's expenses to 1.30% and 2.00% attributable to Class A and Class B shares, respectively, of the Fund's daily net asset value. Prior to September 1, 1995, and the creation of Class B shares, the limitation of expenses was 0.70% of the Fund's daily net asset value. Without the limitation of expenses, the average annualized total returns for the one-year period, five-year period and since inception for Class A shares would have been 12.91%, 13.45% and 12.81%, respectively. Without the limitation of expenses, the average annualized total returns for the one-year period and since inception for Class B shares would have been 12.98% and 16.81%, respectively.



WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Independence Equity Fund would be worth on November 30, 1996, assuming you had invested on the day each class of shares started and have reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index -- an unmanaged index that includes 500 widely traded common stocks and is a commonly used measure of stock market performance.


Independence Equity Fund
Class A shares

Line chart with the heading Independence Equity Fund:Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the Independence Equity Fund, before sales charge, on June 10, 1991 and is equal to $22,895 as of November 30, 1996. The second line represents the value of the Standard & Poor's 500 Stock Index and is equal to $22,547 as of November 30, 1996. The third line represents the Independence Equity Fund, after sales charge, and is equal to $21,742 as of November 30, 1996.



Independence Equity Fund
Class B shares

Line chart with the heading Independence Equity Fund Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Standard & Poor's 500 Stock Index and is equal to $13,858 as of November 30, 1996. The second line represents the value of the hypothetical $10,000 investment made in the Independence Equity Fund, before sales charge, on September 7, 1995, and is equal to $13,322 as of November 30, 1996. The third line represents the value of the Independence Equity Fund, after sales charge, and is equal to $12,922 as of November 30, 1996.




John Hancock Funds - Independence Equity Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on November 30, 1996.
You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
November 30, 1996 (Unaudited)
----------------------------------------------------------------
Assets:
Investments at value -- Note C:
Common stocks (cost -- $59,728,232)                  $67,563,454
Short-term investments (cost -- $3,828,000)            3,828,000
Corporate savings account                                    515
                                                    ------------
                                                      71,391,969
Receivable for investments sold                          309,609
Receivable for shares sold                               484,740
Dividends receivable                                     169,598
Interest receivable                                        1,071
Other assets                                               2,468
                                                    ------------
Total Assets                                          72,359,455
----------------------------------------------------------------
Liabilities:
Payable for investments purchased                      1,289,840
Payable to John Hancock Advisers,
Inc. and affiliates --
Note B                                                    35,639
Accounts payable and accrued expenses                     35,838
                                                    ------------
Total Liabilities                                      1,361,317
================================================================

Net Assets:
Capital paid-in                                       61,753,915
Accumulated net realized gain on investments and
foreign currency transactions                          1,362,726
Net unrealized appreciation of investments             7,835,571
Undistributed net investment income                       45,926
                                                    ------------
Net Assets                                           $70,998,138
================================================================

Net Asset Value Per Share:
(Based on net asset values and shares of
beneficial interest outstanding -- unlimited
number of shares authorized with no par
value, respectively)
Class A -- $31,415,836 / 1,557,406                        $20.17
================================================================

Class B -- $39,582,302 / 1,964,403                        $20.15
================================================================

Maximum Offering Price Per Share*
Class A -- ($20.17 x 105.26%)                             $21.23
================================================================


* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.





The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended November 30, 1996 (Unaudited)
----------------------------------------------------------------
Investment Income:
Dividends (net of foreign withholding taxes
of $514)                                                $518,083
Interest                                                  59,684
                                                    ------------
                                                         577,767
                                                    ------------
Expenses:
Investment management fee -- Note B                      169,775
Distribution/service fee -- Note B
  Class A                                                 31,789
  Class B                                                120,402
Transfer agent fee -- Note B                              58,689
Registration and filing fees                              38,618
Custodian fee                                             20,806
Auditing fee                                              17,070
Printing                                                  16,347
Financial services fee -- Note B                           4,244
Legal fees                                                 1,162
Miscellaneous                                                809
Trustees' fees                                               456
                                                    ------------
Total Expenses                                           480,167
Less expense reductions --
Note B                                                  (102,671)
----------------------------------------------------------------
Net Expenses                                             377,496
----------------------------------------------------------------
Net Investment Income                                    200,271
----------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments sold                    830,220
Change in net unrealized appreciation/depreciation
of investments                                         5,947,288
                                                    ------------
Net Realized and Unrealized Gain
on Investments                                         6,777,508
----------------------------------------------------------------
Net Increase in Net Assets
Resulting from Operations                             $6,977,779
================================================================

See notes to financial statements.





Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------
                                                                                               SIX
                                                                                       MONTHS ENDED
                                                                       YEAR ENDED  NOVEMBER 30,1996
                                                                     MAY 31, 1996       (UNAUDITED)
                                                                    -------------    -------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                                                    $224,281         $200,271
Net realized gain on investments sold                                  13,818,303          830,220
Change in net unrealized appreciation/
depreciation of investments                                            (9,915,169)       5,947,288
                                                                    -------------    -------------
Net Increase in Net Assets Resulting from
Operations                                                              4,127,415        6,977,779

Distributions to Shareholders:
Distributions from net investment income
Class A -- ($0.2181 and $0.1048 per
share, respectively)                                                     (468,668)        (111,368)
Class B** -- ($0.0934 and $0.0429 per
share, respectively)                                                      (13,068)         (49,419)
Distributions from net realized gain on
investments sold
Class A -- ($0.2907 and none per
share, respectively)                                                   (2,049,001)         --
                                                                    -------------    -------------
Total Distributions to Shareholders                                    (2,530,737)        (160,787)
                                                                    -------------    -------------
From Fund Share Transactions -- Net*                                  (73,011,934)      34,178,111
                                                                    -------------    -------------
Net Assets:
Beginning of period                                                   101,418,291       30,003,035
                                                                    -------------    -------------
End of period (including undistributed
net investment income of
$6,442 and $45,926, respectively)                                     $30,003,035      $70,998,138
                                                                    =============    =============

* Analysis of Fund Share Transactions:
                                                                          SIX MONTHS ENDED
                                                   YEAR ENDED             NOVEMBER 30, 1996
                                                  MAY 31, 1996               (UNAUDITED)
                                        --------------------------- ---------------------------
                                               SHARES        AMOUNT        SHARES        AMOUNT
                                        ------------- ------------- ------------- -------------
CLASS A
Shares sold                                   950,002   $15,689,378       994,867   $18,344,165
Shares issued to shareholders in
reinvestment of distributions                 176,962     2,504,943         5,064        92,082
                                        ------------- ------------- ------------- -------------
                                            1,126,964    18,194,321       999,931    18,436,247
Less shares repurchased                    (7,336,631) (105,475,141)     (270,048)   (4,985,569)
                                        ------------- ------------- ------------- -------------
Net increase (decrease)                    (6,209,667) ($87,280,820)      729,883   $13,450,678
                                        ============= ============= ============= =============

CLASS B**
Shares sold                                   904,689   $15,323,273     1,214,730   $22,423,141
Shares issued to shareholders in
reinvestment of distributions                   1,324        21,802         2,405        43,759
                                        ------------- ------------- ------------- -------------
                                              906,013    15,345,075     1,217,135    22,466,900
Less shares repurchased                       (63,879)   (1,076,189)      (94,866)   (1,739,467)
                                        ------------- ------------- ------------- -------------
Net increase                                  842,134   $14,268,886     1,122,269   $20,727,433
                                        ============= ============= ============= =============

** Class B shares commenced operations on September 7, 1995.

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

See notes to financial statments.





Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

                                                                                                    SIX MONTHS
                                                                    YEAR ENDED MAY 31,                 ENDED
                                                 ------------------------------------------------ NOVEMBER 31,1996
                                                    1992(1)   1993      1994      1995     1996    (UNAUDITED)
                                                 --------  --------  --------  --------  --------   --------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning of Period               $10.00    $10.98    $12.16    $12.68    $14.41     $17.98
                                                 --------  --------  --------  --------  --------   --------
Net Investment Income                                0.15      0.22      0.28(2)   0.32(2)   0.20(2)    0.11(2)
Net Realized and Unrealized Gain on
Investments                                          0.94      1.25      0.52      1.77      3.88       2.18
                                                 --------  --------  --------  --------  --------   --------
Total from Investment Operations                     1.09      1.47      0.80      2.09      4.08       2.29
                                                 --------  --------  --------  --------  --------   --------
Less Distributions:
Dividends from Net Investment
Income                                              (0.11)    (0.23)    (0.23)    (0.28)    (0.22)     (0.10)
Distributions from Net Realized Gain
on Investments Sold                                    --     (0.06)    (0.05)    (0.08)    (0.29)        --
                                                 --------  --------  --------  --------  --------   --------
Total Distributions                                 (0.11)    (0.29)    (0.28)    (0.36)    (0.51)     (0.10)
                                                 --------  --------  --------  --------  --------   --------
Net Asset Value, End of Period                     $10.98    $12.16    $12.68    $14.41    $17.98     $20.17
                                                 ========  ========  ========  ========  ========   ========

Total Investment Return at Net Asset
Value (3)                                           10.95%(4) 13.58%     6.60%    16.98%    29.12%     12.83%(4)
Total Adjusted Investment Return at Net
Asset Value (3)(5)                                   9.23%(4) 11.40%     6.15%    16.94%    28.47%     12.60%(4)
Ratios and Supplemental Data
Net Assets, End of Period (000's omitted)          $2,622   $12,488   $66,612  $101,418   $14,878    $31,416
Ratio of Expenses to Average Net Assets              1.66%(6)  0.76%     0.70%     0.70%     0.94%      1.30%(6)
Ratio of Adjusted Expenses to Average Net
Assets (7)                                           3.38%(6)  2.94%     1.15%     0.74%     1.59%      1.75%(6)

Ratio of Net Investment Income
to Average Net Assets                                1.77%(6)  2.36%     2.20%     2.43%     1.55%      1.25%(6)
Ratio of Adjusted Net Investment Income to
Average Net Assets (7)                               0.05%(6)  0.18%     1.75%     2.39%     0.90%      0.80%(6)
Portfolio Turnover Rate                                53%       53%       43%       71%      157%        33%
Fee Reduction Per Share                             $0.15     $0.20     $0.06(2) $0.005(2)  $0.08(2)   $0.04(2)
Average Brokerage Commission Rate (8)                 N/A       N/A       N/A       N/A       N/A    $0.0314

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period.
Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.





Financial Highlights (continued)
------------------------------------------------------------------------------------------------------------------
                                                                                                  SIX MONTHS ENDED
                                                                                  PERIOD ENDED   NOVEMBER 30, 1996
                                                                                  MAY 31, 1996(1)    (UNAUDITED)
                                                                                 ------------       -----------
CLASS B
Per Share Operating Performance
Net Asset Value, Beginning of Period                                                  $15.25          $17.96
                                                                                    --------        --------
Net Investment Income (2)                                                               0.09            0.05
Net Realized and Unrealized Gain on
Investments                                                                             2.71            2.18
                                                                                    --------        --------
Total from Investment Operations                                                        2.80            2.23
                                                                                    --------        --------
Less Distributions:
Dividends from Net Investment
Income                                                                                 (0.09)          (0.04)
                                                                                    --------        --------
Net Asset Value, End of Period                                                        $17.96          $20.15
                                                                                     =======         =======

Total Investment Return at Net Asset Value (3)                                         18.46%(4)       12.46%(4)
Total Adjusted Investment Return at Net
Asset Value (3)(5)                                                                     17.59%(4)       12.23%(4)
Ratios and Supplemental Data
Net Assets, End of Period (000's omitted)                                            $15,125         $39,582
Ratio of Expenses to Average Net Assets                                                 2.00%(6)        2.00%(6)
Ratio of Adjusted Expenses to Average Net
Assets (7)                                                                              3.21%(6)        2.45%(6)
Ratio of Net Investment Income to Average
Net Assets                                                                              0.78%(6)        0.56%(6)
Ratio of Adjusted Net Investment Income Loss
to Average Net Assets (7)                                                              (0.43%)(6)       0.11%(6)
Portfolio Turnover Rate                                                                  157%             33%
Fee Reduction Per Share(2)                                                             $0.13           $0.04
Average Brokerage Commission Rate (8)                                                    N/A         $0.0314

(1) Class A and Class B shares commenced operations on June 10, 1991 and September
    7, 1995, respectively.

(2) Based on the average of the shares outstanding at the end of each month.

(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(4) Not annualized.

(5) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.

(6) Annualized.

(7) Unreimbursed, without fee reduction.

(8) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.

See notes to financial statements.





Schedule of Investments
November 30, 1996 (Unaudited)

The Schedule of Investments is a complete list of all securities owned by the Independence Equity Fund on November 30, 1996. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's
"cash" position, are listed last.

                                                                   MARKET
ISSUER, DESCRIPTION                           NUMBER OF SHARES      VALUE
-------------------------------------------------------------------------
COMMON STOCKS
Aerospace (4.98%)
Boeing Co. (The)                                     11,800    $1,172,625
Goodrich (B F) Co.                                    3,000       134,625
Raytheon Co.                                          7,600       388,550
United Technologies Corp.                            13,100     1,837,275
                                                             ------------
                                                                3,533,075
                                                             ------------
Automobile / Trucks (3.35%)
Chrysler Corp.                                       18,800       667,400
Ford Motor Co.                                       24,900       815,475
General Motors Corp.                                 15,500       893,187
                                                             ------------
                                                                2,376,062
                                                             ------------
Banks -- United States (5.45%)
Banc One Corp.                                       15,400       733,425
BankAmerica Corp.                                     3,100       319,300
Chase Manhattan Corp.                                 6,000       567,000
First Bank Systems, Inc.                              2,800       204,050
First Chicago NBD Corp.                               5,400       317,250
Fleet Financial Group, Inc.                          13,400       742,025
NationsBank Corp.                                     9,500       984,437
                                                             ------------
                                                                3,867,487
                                                             ------------
Chemicals (2.48%)
Monsanto Co.                                         13,000       516,750
Morton International, Inc.                            9,200       371,450
PPG Industries, Inc.                                 14,200       869,750
                                                             ------------
                                                                1,757,950
                                                             ------------
Computers (4.55%)
Compaq Computer Corp.*                                5,200       412,100
Computer Associates International, Inc.               1,800       118,350
Hewlett-Packard Co.                                  13,500       727,312
International Business Machines Corp.                 8,500     1,354,687
Mentor Graphics Corp.*                                7,500        73,125

Computers (continued)
Microsoft Corp.*                                      2,700       423,563
Sybase, Inc.*                                         7,000       123,375
                                                             ------------
                                                                3,232,512
                                                             ------------
Cosmetics & Personal Care (1.02%)
Avon Products, Inc.                                   1,100        61,325
Gillette Co.                                          9,000       663,750
                                                             ------------
                                                                  725,075
                                                             ------------
Diversified Operations (4.89%)
Du Pont (E.I.) De Nemours and Co.                    22,800     2,148,900
Lockheed Martin Corp.                                 8,672       785,900
Ogden Corp.                                           6,000       116,250
Tenneco, Inc.                                         2,700       137,700
Textron, Inc.                                         3,000       286,125
                                                             ------------
                                                                3,474,875
                                                             ------------
Electronics (6.00%)
General Electric Co.                                 14,700     1,528,800
General Signal Corp.                                  1,500        64,687
Honeywell, Inc.                                       5,000       343,125
Intel Corp.                                          13,400     1,700,125
Raychem Corp.                                         7,300       622,325
                                                             ------------
                                                                4,259,062
                                                             ------------
Finance (2.26%)
American Express Co.                                  9,400       491,150
Dean Witter Discover & Co.                           16,300     1,114,512
                                                             ------------
                                                                1,605,662
                                                             ------------
Food (1.62%)
ConAgra, Inc.                                         7,300       387,813
Unilever N.V. American Depositary Receipts
(ADR) (Netherlands)                                   4,400       761,750
                                                             ------------
                                                                1,149,563
                                                             ------------
Instruments -- Scientific (1.08%)
Millipore Corp.                                       2,700       110,363
Perkin-Elmer Corp.                                   10,700       659,388
                                                             ------------
                                                                  769,751
                                                             ------------
Insurance (7.11%)
American International Group, Inc.                    4,600       529,000
CIGNA Corp.                                           9,700     1,371,337
General Re Corp.                                      8,100     1,366,875

Insurance (continued)
ITT Hartford Group, Inc.                              7,500       512,812
Marsh & McLennan Cos., Inc.                          11,200     1,269,800
                                                             ------------
                                                                5,049,824
                                                             ------------
Leisure (3.63%)
Disney (Walt) Co., (The)                              5,200       383,500
Eastman Kodak Co.                                     9,100       737,100
HFS, Inc.*                                            8,500       550,375
Hilton Hotels Corp.                                  18,100       529,425
ITT Corp.*                                            8,100       373,612
                                                             ------------
                                                                2,574,012
                                                             ------------
Machinery (1.10%)
Cooper Industries, Inc.                              12,000       498,000
Dover Corp.                                           5,300       282,887
                                                             ------------
                                                                  780,887
                                                             ------------
Media (0.72%)
McGraw-Hill Cos., Inc.                               11,200       509,600
                                                             ------------
Medical (10.95%)
Abbott Laboratories                                  24,500     1,365,875
Alza Corp. *                                          2,600        73,450
Amgen, Inc.*                                          4,100       249,587
Bristol-Myers Squibb Co.                             14,700     1,672,125
Columbia/HCA Healthcare Corp.                         7,650       306,000
Glaxo Wellcome PLC (ADR)
(United Kingdom)                                     11,200       368,200
HEALTHSOUTH Corp. *                                   5,500       206,938
Johnson & Johnson                                    29,700     1,577,813
Merck & Co., Inc.                                     9,100       755,300
Pfizer, Inc.                                          4,200       376,425
Schering-Plough Corp.                                 3,900       277,875
SmithKline Beecham PLC (ADR)
(United Kingdom)                                      6,600       454,575
Vencor, Inc.*                                         2,700        87,413
                                                             ------------
                                                                7,771,576
                                                             ------------
Mortgage Banking (0.55%)
Federal National Mortgage Assn.                       9,500       391,875
                                                             ------------
Office (2.47%)
Avery Dennison Corp.                                  3,800       268,375
Pitney Bowes, Inc.                                    8,700       513,300
Staples, Inc.*                                       33,750       666,563
Xerox Corp.                                           6,200       304,575
                                                             ------------
                                                                1,752,813
                                                             ------------

Oil & Gas (8.96%)
Anadarko Petroleum Corp.                              6,800       454,750
Atlantic Richfield Co.                                8,100     1,126,913
Chevron Corp.                                         6,100       408,700
Dresser Industries, Inc.                              5,200       170,300
Kerr -- McGee Corp.                                  10,100       707,000
Mobil Corp.                                           1,200       145,200
PanEnergy Corp.                                       3,500       154,000
Phillips Petroleum Co.                               26,400     1,191,300
Texaco Inc.                                          11,500     1,139,938
Unocal Corp.                                         21,200       863,900
                                                             ------------
                                                                6,362,001
                                                             ------------
Paper & Paper Products (1.42%)
James River Corp. of Virginia                         4,000       128,000
Kimberly-Clark Corp.                                  9,000       879,750
                                                             ------------
                                                                1,007,750
                                                             ------------
Retail (4.93%)
Dayton Hudson Corp.                                   2,300        89,412
Federated Department Stores, Inc. *                   5,300       180,862
Home Depot, Inc.                                     21,900     1,141,538
Lowe's Cos., Inc.                                    14,700       597,188
Price/Costco, Inc.*                                  16,400       381,300
Toys "R" Us, Inc.*                                   13,800       476,100
Wal-Mart Stores, Inc.                                25,000       637,500
                                                             ------------
                                                                3,503,900
                                                             ------------
Shoes & Related Apparel (0.42%)
Nike, Inc. (Class B)                                  5,200       295,750
                                                             ------------
Telecommunications (3.99%)
A T & T Corp.                                        40,000     1,570,000
General Instrument Corp.*                             4,100        90,712
Lucent Technologies, Inc.                             8,663       443,979
MCI Communications Corp.                             18,200       555,100
Sprint Corp.                                          4,200       175,875
                                                             ------------
                                                                2,835,666
                                                             ------------
Textile (0.36%)
Fruit of the Loom, Inc. (Class A)*                    7,200       256,500
                                                             ------------
Tobacco (2.82%)
Philip Morris Cos., Inc.                             14,600     1,505,625
UST, Inc.                                            15,300       499,163
                                                             ------------
                                                                2,004,788
                                                             ------------
Transport (0.82%)
CSX Corp.                                            12,400       579,700
                                                             ------------

Utilities (7.23%)
BellSouth Corp.                                      14,000       565,250
Consolidated Natural Gas Co.                         13,200       754,050
Entergy Corp.                                        42,500     1,152,812
GTE Corp.                                            12,400       556,450
NYNEX Corp.                                           2,500       115,938
SBC Communications, Inc.                             21,100     1,110,388
Texas Utilities Co.                                  22,300       880,850
                                                             ------------
                                                                 5,135,738
                                                             ------------
               TOTAL COMMON STOCKS
                 (Cost $59,728,232)                 (95.16%)    67,563,454
                                                    -------  ------------


                                     INTEREST     PAR VALUE        MARKET
ISSUER, DESCRIPTION                      RATE (000'S OMITTED)       VALUE
----------------------------        ---------   ------------     --------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (5.39%)
Investment in a joint repurchase
agreement transaction with
SBC Capital Markets, Inc.
dated 11-29-96, due
12-02-96 (Secured by U.S.
Treasury Bonds, 7.25% thru
11.25% due 2-15-15
thru 2-15-20) -- Note A                  5.68%       $3,828    $3,828,000
                                                             ------------
CORPORATE SAVINGS ACCOUNT (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 4.75%                                                    515
                                                             ------------
      TOTAL SHORT-TERM INVESTMENTS                   (5.39%)    3,828,515
                                                             ------------
                 TOTAL INVESTMENTS                 (100.55%)  $71,391,969
                                               ============  ============

* Non-income producing security

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




NOTES TO FINANCIAL STATEMENTS

John Hancock Funds - Independence Equity Fund

(UNAUDITED)

NOTE A --
ACCOUNTING POLICIES

John Hancock Capital Series (the "Trust"), is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of three series portfolios: John Hancock Independence Equity Fund (the "Fund"), John Hancock Utilities Fund and John Hancock Special Value Fund. Until August 30, 1996, the Fund was a series of John Hancock Strategic Series. Prior to June 3, 1996, the Fund was known as John Hancock Independence Diversified Core Equity Fund. The other two series of the Trust are reported in separate financial statements. The investment objective of the Fund is to seek above-average total return, consisting of capital appreciation plus current income.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends, and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt instruments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.
Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date, or, in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues, and expenses of the Fund. Actual results could differ from these estimates.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

FOREIGN CURRENCY TRANSLATION All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

NOTE B --
MANAGEMENT FEE, AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

The Fund pays a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.75% of the first $750,000,000 of the Fund's average daily net asset value and (b) 0.70% of the Fund's average daily net asset value in excess of $750,000,000.

The Fund and the Adviser have a sub-investment management contract with Independence Investment Associates, Inc. (the "Sub-Adviser"), a wholly-owned subsidiary of John Hancock Asset Management, under which the Sub-Adviser provides the Fund with investment research and portfolio management services. The Adviser pays the Sub-Adviser a quarterly fee at an annual rate of 55% of the investment management fee paid by the Fund to the Adviser for the preceding three months. The Fund is not responsible for payment of the Sub-Adviser's fee. Effective July 1, 1995, the sub-adviser has waived its fee until further notice.

The Adviser has agreed to limit Fund expenses to 1.30% and 2.00% attributable to Class A and Class B shares, respectively, of the class' average daily net assets. Accordingly, the reduction in the Adviser's fee collectively with any additional amounts not borne by the Fund by virtue of the expense limit amounted to $102,671.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly-owned subsidiary of the Adviser. For the period ended November 30, 1996, JH Funds received net sales charges of $282,845 with regard to sales of Class A shares. Out of this amount, $41,808 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $149,876 was paid as sales commissions to unrelated broker-dealers, and $91,161 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker-dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company, is the indirect sole shareholder of Distributors and John Hancock Freedom Securities Corporation and its subsidiaries, which include Tucker Anthony and Sutro.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended November 30, 1996, the contingent deferred sales charges received by JH Funds amounted to $13,883.

In addition, to reimburse JH Funds for the services it provides as distributors of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), a wholly-owned subsidiary of The Berkeley Financial Group. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for 1996 is estimated to be at an annual rate of 0.01875% of the average net assets of the Fund.

Mr. Edward J. Boudreau, Jr. , Mr.Richard S. Scipione and Ms. Anne C. Hodsdon are directors and officers of the Adviser, and its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At November 30, 1996, the Fund's investments to cover the defined compensation liability had unrealized appreciation of $349.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other then obligations of the U.S. government and its agencies and short-term securities, during the period ended November 30, 1996, aggregated $46,539,943 and $14,482,967, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended November 30, 1996.

The cost of investments owned at November 30, 1996 (including the joint repurchase agreement) for Federal income tax purposes was $63,556,232. Gross unrealized appreciation and depreciation of investments aggregated $8,276,368 and $441,146, respectively, resulting in net unrealized appreciation of $7,835,222.

SHAREHOLDER MEETING (UNAUDITED)

On June 26, 1996, a special meeting of John Hancock Independence Equity Fund was held.

The shareholders approved an Agreement and Plan of Reorganization for the Fund. The shareholder votes were 672,329 FOR, 11,368 AGAINST and 52,288 ABSTAINING.

The shareholders elected the following Trustees with the votes as indicated:

NAME OF TRUSTEE                  FOR                       WITHHELD
----------------         --------------------     --------------------
Dennis S. Aronowitz            856,828                      29,955
Edward J. Boudreau, Jr.        855,588                      31,195
Richard P. Chapman, Jr.        856,537                      30,246
William J. Cosgrove            856,828                      29,955
Douglas M. Costle              856,828                      29,955
Leland O. Erdahl               856,828                      29,955
Richard A. Farrell             856,828                      29,955
Gail D. Fosler                 856,828                      29,955
William F. Glavin              855,588                      31,195
Anne C. Hodsdon                856,828                      29,955
Dr. John A. Moore              856,828                      29,955
Patti McGill Peterson          856,828                      29,955
John W. Pratt                  856,828                      29,955
Richard S. Scipione            855,588                      31,195
Edward J. Spellman             856,828                      29,955

NOTES

John Hancock Funds - Independence Equity Fund



A 1/2" x 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads "A Global Investment Management Firm."

101 Huntington Avenue, Boston, MA 02199-7603


Bulk Rate
U.S. Postage
PAID
Randolph, MA
Permit No. 75


This report is for the information of shareholders of the John Hancock Independence Equity Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.


A recycled logo in lower left hand corner with caption "Printed on
Recycled Paper."                     250SA 11/96
                                            1/97







                      John Hancock Funds

                          Utilities
                            Fund

                     SEMI-ANNUAL REPORT

                      November 30, 1996



TRUSTEES

Edward J. Boudreau, Jr.
Dennis S. Aronowitz*
Richard P. Chapman, Jr.*
William J. Cosgrove*
Douglas M. Costle*
Leland O. Erdahl*
Richard A. Farrell*
Gail D. Fosler*
William F. Glavin*
Anne C. Hodsdon
Dr. John A. Moore*
Patti McGill Peterson*
John W. Pratt*
Richard S. Scipione
Edward J. Spellman*
*Members of the Audit Committee

OFFICERS

Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Robert G. Freedman
Vice Chairman and
Chief Investment Officer
Anne C. Hodsdon
President
James B. Little
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Second Vice President and Compliance Officer

CUSTODIAN

Investors Bank & Trust Company
89 South Street
Boston, Massachusetts 02111

TRANSFER AGENT

John Hancock Signature Services, Inc.
P.O. Box 9116
Boston, Massachusetts 02205-9116

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL

Hale and Dorr
60 State Street
Boston, Massachusetts 02109



A 1 1/4" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.

CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

Since late 1994, prospectus simplification has been a major topic in the mutual fund industry. At that time, Securities and Exchange Commission Chairman Arthur Levitt called on fund companies to make their prospectuses more user-friendly. He noted that prospectuses are often overloaded with technical detail and are hard for most investors to understand. Many industry observers agreed, and rightly so.

So it is my pleasure to let you know that after being under development for a year, John Hancock Funds has introduced new simplified and consolidated prospectuses. The prospectuses feature shorter, clearer language with a streamlined design, and they incorporate several funds with similar investment objectives into one document. They cover our income, growth, growth and income, tax-free income, international/global and money market funds. We are gratified at the favorable reviews that our new prospectuses have received from shareholders, financial advisers, industry analysts and the press. We believe they are a bold but sensible step forward. And while they are easier to read, they still comply with all federal and needed guidelines.

We have taken the initiative to create a prospectus that dramatically departs from the norm. Among its most innovative features is a two-page spread highlighting each fund's goals and investment strategy, the types of securities it buys, its portfolio management and risk factors, all in plainer language. Fund expenses and financial highlights are now found here, too, as is a new bar chart that shows year-to-year volatility for each fund. Other features include a better presentation of fund services, a new glossary of investment risks and a discussion about how funds are organized, including a diagram showing the connection of the various players that provide services to your Hancock fund(s).

We believe we have made a significant advancement in the drive toward better mutual fund prospectuses. We hope you will agree because in the end, we did it for you, our shareholders.

Sincerely,

/S/ EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER



BY GREGORY K. PHELPS, PORTFOLIO MANAGER

John Hancock
Utilities Fund

Electric utilities under pressure;
gas companies benefit from takeover activity

Utility stocks experienced a series of power surges and outages during the period, due to an unusual amount of volatility in the bond market. As investors tried to figure out where the U.S. economy was headed, sentiment swung sharply and quickly. The result was a fickle bond market susceptible to the whims of the latest economic reports. As strong economic news sparked fears of inflation, bond prices dropped, dragging utility stocks down with them. Then, as weaker economic reports reassured investors that economic growth was under control, bonds rallied back, lifting utilities back up.

In recent months, however, bond investors have breathed a collective sigh of relief, thanks to September's weaker-than-expected em-ployment report and the Federal Reserve's continued neutral stance on interest rates. As a result, utility stocks have followed bond prices up, ending the period on a high note.

Despite the volatility during the period, John Hancock Utilities Fund outshone its competitors. For the six months ending November 30, 1996, the Fund's Class A and Class B shares had total returns of 10.04% and 9.69%, respectively, at net asset value. By comparison, the average utility fund had a total return of 8.07%, according to Lipper Analytical Services.1 Please see pages six and seven for longer-term performance information.

"Utility stocks experienced a series
of power surges and outages..."

Reducing electric utilities

Electric utility stocks suffered not only from the bond market's turmoil, but also from worries about increased competition. Electric utilities are facing deregulation -- similar to what the telephone companies went through in the early '80s. Essentially what this means is that competition will eventually replace long-standing regulations as the driving force in the industry. While increased competition is likely to be a positive in the long term, it has created anxiety in the short term as investors worry about how deregulation will play out.


A 2 1/4" x 3 3/4 " photo of the Utilities Fund management team at bottom right. Caption reads: Gregory Phelps and Fund Management team members Laura Provost (l) and Beverly Cleathero (r) at Boston Edison's natural gas-fired South Boston power plant."



A pie chart with the heading "Portfolio Diversification" at top of left hand column. The chart is divided into six sections. Going from top left to right: Short-Term Investments & Other 1%, Oil & Gas 16%, Diversified Operations 1%, Electric Utilities 30%, Telephone/Telecommunications 8%, Natural Gas Utilities 14%. A footnote states: "As a percentage of net assets on November 30, 1996."

"...we've increased
the Fund's stake in
natural gas
companies..."

Fears of increased industry competition heated up this summer as closely watched regulators in Massachusetts, New York and New Hampshire pushed aggressively for lower utility rates. Those fears, combined with operating problems at several high-profile nuclear plants, dimmed investor sentiment throughout the industry. Given that, we pared our electric utility holdings to 30% of the Fund's net assets, from 47% six months ago.

Table entitled "Scorecard" at bottom left hand column. The header for the left column is "Investment"' the header for the right column is "Recent performance...and what's behind the numbers." The first listing is "Boston Edison " followed by an up arrow and the phrase "Improving balance sheet/strategic alliances". The second listing is "PanEnergy" followed by an up arrow and the phrase "Pending acquisition by Duke Power". The third listing is "Frontier Corp." followed by a down arrow and the phrase "Unexpected writeoffs". Footnote below reads: "See '"Schedule of Investments." Investment holdings are subject to change."



Our focus remains on fundamentally sound electric utilities with strong financials, with little or no nuclear exposure and preferably a gas subsidiary. Boston Edison, for example, is one of our favorites. In addition to its solid relationship with state regulators, it has an improving balance sheet and key strategic alliances with telecommunications and natural gas companies. We believe the company is well-positioned to be one of the winners in this increasingly competitive landscape.

Takeover activity buoys oil/gas companies

With the proceeds from our electric utility sales, we've increased the Fund's stake in natural gas companies for several reasons. First, gas utilities have already been through the regulatory battles that are now facing electric utilities. As a result, they are much more competitive in terms of costs, margins and marketing. Second, gas prices remained stable throughout the summer months -- when they normally fall off -- and are likely to rise as we enter the winter months, due to low storage levels.

Most importantly, there's an increasing trend toward mergers and acquisitions in the industry. Many electric companies are quickly acquiring gas companies in an attempt to become full-service energy providers. That's really the only way they will survive in the new deregulated industry. As result, we've looked for gas companies that are primary takeover candidates. However, it's important to point out that we're not just buying companies based on idle takeover speculation. We are careful to target gas companies with good fundamentals. That way the stock is likely to perform well, regardless of whether or not the company is taken over. Below are two of our favorite new gas holdings.


Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote "For the six months ended November 30, 1996." The chart is scaled in increments of 2% from top to bottom with 12% at the top and 0% at the bottom. Within the chart, there are three solid bars. The first represents the 10.04% total return for John Hancock Utilities Fund: Class A. The second represents the 9.69% total return for John Hancock Utilities Fund: Class B. The third represents the 8.07% total return for the average utilities fund. Footnote below reads: "Total returns for John Hancock Utilities Fund are at net asset value with all distributions reinvested. The average general utility fund is tracked by Lipper Analytical Services. (1) See the following two pages for historical performance information.


PanEnergy Corp. Duke Power, a North Carolina-based electric utility, has recently announced that it will acquire this gas pipeline company. One of the company's key strengths is its ability to successfully market its services to new customers. The acquisition will not only allow Duke to provide full energy services to its customers, but it will give it the marketing savvy it needs to survive in an increasingly competitive market.

United Cities Gas Co. This gas distributor operates in a number of different states. By geographically diversifying its business, United Cities has been able to reduce its exposure to doing business in just one type of climate (i.e. warm or cold). What's more, the company has been successful at growing its customer base and cutting operating costs. The net result has been a significant increase in earnings. Atmos Energy, another gas distribution company, has recently announced that it will acquire United Cities. Once the merger is finalized, we believe that the combined entity will also be an attractive takeover candidate in its own right. As a result, we're holding our position.

Outlook

With the recent strength of the bond market, utility stocks have bounced back nicely in the last few months. To some degree, we believe that investors will begin to evaluate utility stocks individually, rather than painting the group with the same brush -- as they have during the past year. As a result, it will become even more critical to own the most competitive companies, especially within the electric utility sector. Given that, we will keep a close eye on the underlying fundamentals of our electric utility holdings. On the oil and gas side, we will continue to target the most attractive takeover candidates to benefit from the growing number of mergers and acquisitions. Having said that, though, the key to performance, as always, will be the direction of interest rates. With the economy growing moderately, the Federal Reserve is likely to hold rates steady for the time being. However, we do not believe the market's volatility is necessarily over. Fears of an overheating economy could easily surface again. With uncertainty still looming over the market, the Fund will maintain its focus on natural gas stocks that should continue to benefit from growing demand and merger activity.

"...the key to
performance,
as always,
will be the
direction of
interest
rates."

Footnote reads:
This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

1 Figures from Lipper Analytical Services include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Utilities Fund. Total return is a performance measure that equals the sum of all income and capital gain distributions, assuming reinvestment of these distributions and the change in the price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Performance figures include the maximum applicable sales charge of 5% for Class A shares. The effect of the maximum contingent deferred sales charge for Class B shares (maximum 5% and declining to 0% over six years) is included in Class B performance. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please see the prospectus for risks associated with industry segment investing.

CUMULATIVE TOTAL RETURNS

For the period ended September 30, 1996
                                         ONE                  LIFE OF
                                        YEAR                    FUND
                                   --------------      ----------------
John Hancock Utilities Fund: Class A   6.75%(1)               16.75%(1)
John Hancock Utilities Fund: Class B   6.51%(1)               17.66%(1)


AVERAGE ANNUAL TOTAL RETURNS

For the period ended September 30, 1996
                                         ONE                  LIFE OF
                                        YEAR                    FUND
                                   --------------      ----------------
John Hancock Utilities Fund: Class A  6.75%(1,2)             6.00%(1,2)
John Hancock Utilities Fund: Class B  6.51%(1,2)             6.30%(1,2)



Notes to Performance
(1) Both Class A and Class B shares started on February 1, 1994.
(2) Without the limitation of expenses, the average annualized total returns for the one-year period and since inception would have been 6.27% and 4.18% for Class A shares and 6.03% and 4.48% for Class B shares.



WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Utilities Fund would be worth on November 30, 1996, assuming you had invested on the day each class of shares started and have reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Dow Jones Utilities Average -- an unmanaged index that measures the performance of the utility industry in the United States. It consists of 15 actively traded stocks representing a cross-section of corporations involved in various phases of the utility industry.


Utilities Fund
Class A shares

Line chart with the heading Utilities Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Utilities Fund, before sales charge, and is equal to $13,107 as of November 30, 1996. The second line represents the value of the hypothetical $10,000 investment made in the Utilities Fund on February 1, 1994, after sales charge, and is equal to $12,448 as of November 30, 1996. The third line represents the Dow Jones Utilities Average Index, and is equal to $10,428 as of November 30, 1996.



Utilities Fund
Class B shares

Line chart with the heading Utilities Fund Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Utilities Fund, before sales charge, and is equal to $12,867 as of November 30, 1996. The second line represents the value of the hypothetical $10,000 investment made in the Utilities Fund, after sales charge, on February 1, 1994, and is equal to $12,567 as of November 30, 1996. The third line represents the value of the Dow Jones Utilities Average Index, and is equal to $10,428 as of November 30, 1996.



The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on November 30, 1996. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
November 30, 1996 (Unaudited)
----------------------------------------------------------
Assets:
Investments at value - Note C:
Common stocks (cost - $59,374,970)           $  66,279,206
Preferred stocks (cost - $8,495,278)             8,815,799
Corporate savings account                          148,975
                                             -------------
                                                75,243,980
Receivable for shares sold                         275,767
Receivable for investments sold                    208,043
Dividends and interest receivable                  303,475
Deferred organization expenses - Note A             19,961
Other assets                                         1,957
                                             -------------
Total Assets                                    76,053,183
----------------------------------------------------------
Liabilities:
Payable for shares repurchased                      32,661
Payable for investments purchased                  313,755
Payable to John Hancock Advisers, Inc.
and affiliates - Note B                             71,450
Accounts payable and accrued expenses               25,724
                                             -------------
Total Liabilities                                  443,590
----------------------------------------------------------
Net Assets:
Capital paid-in                                 62,183,704
Accumulated net realized gain on investments
and foreign currency transactions                5,693,069
Net unrealized appreciation of investments
and foreign currency transactions                7,224,918
Undistributed net investment income                507,902
                                             -------------
Net Assets                                   $  75,609,593
==========================================================
Net Asset Value Per Share:
(Based on net asset values and shares of
beneficial interest outstanding - unlimited
number of shares authorized with no par value)
Class A - $23,652,593 / 2,405,375             $       9.83
==========================================================
Class B - $51,957,000 / 5,303,979             $       9.80
==========================================================
Maximum Offering Price Per Share *
Class A  - ($9.83 x 105.26%)                  $      10.35
==========================================================
* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements.



The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund.
It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended November 30, 1996 (Unaudited)
------------------------------------------------------------
Investment Income:
Dividends (net of foreign withholding
taxes of $1,003)                                 $ 2,317,408
Interest                                              84,779
                                                 -----------
                                                   2,402,187
                                                 -----------
Expenses:
Investment management fee - Note B                   252,322
Distribution/service fee - Note B
Class A                                               34,155
Class B                                              246,611
Transfer agent fee - Note B                           98,239
Registration and filing fees                          25,617
Custodian fee                                         23,906
Auditing fee                                          17,070
Printing                                              10,130
Financial services fee - Note B                        6,758
Organization expense - Note A                          4,241
Legal fees                                             1,860
Miscellaneous                                          1,607
Trustees' fees                                           930
                                                 -----------
Total Expenses                                       723,446
Less expense reductions -
Note B                                              (170,052)
------------------------------------------------------------
Net Expenses                                         553,394
------------------------------------------------------------
Net Investment Income                              1,848,793
------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions:
Net realized gain on investments sold              2,548,565
Change in net unrealized appreciation/depreciation
of investments                                     2,428,268
Change in net unrealized appreciation/depreciation
of foreign currency transactions                       1,870
                                                 -----------
Net Realized and Unrealized
Gain on Investments and
Foreign Currency Transactions                      4,978,703
------------------------------------------------------------
Net Increase in Net Assets
Resulting from Operations                        $ 6,827,496
============================================================

See notes to financial statements.




Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
                                                                                       SIX MONTHS ENDED
                                                                         YEAR ENDED    NOVEMBER 30, 1996
                                                                        MAY 31, 1996      (UNAUDITED)
                                                                        ------------     ------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                                                   $  2,821,920     $  1,848,793
Net realized gain on investments sold and foreign currency transactions    3,976,064        2,548,565
Change in net unrealized appreciation/depreciation
of investments and foreign currency transactions                           2,347,755        2,430,138
                                                                        ------------     ------------
Net Increase in Net Assets Resulting from Operations                       9,145,739        6,827,496
                                                                        ------------     ------------
Distributions to Shareholders:
Dividends from net investment income
Class A - ($0.4066 and $0.2416 per share, respectively)                (   1,082,445)   (     588,232)
Class B - ($0.3441 and $0.2094 per share, respectively)                (   1,783,735)   (   1,113,810)
Distributions from net realized gain on investments sold
Class A - ($0.0963 and none per share, respectively)                   (     311,873)              --
Class B - ($0.0963 and none per share, respectively)                   (     513,330)              --
                                                                        ------------     ------------
Total Distributions to Shareholders                                    (   3,691,383)   (   1,702,042)
                                                                        ------------     ------------
From Fund Share Transactions -- Net*                                       7,306,556          150,535
                                                                        ------------     ------------
Net Assets:
Beginning of period                                                       57,572,692       70,333,604
                                                                        ------------     ------------
End of period (including undistributed net investment
income of $361,151 and $507,902, respectively)                          $ 70,333,604     $ 75,609,593
                                                                        ============     ============
CLASS B
* Analysis of Fund Share Transactions:

                                                                               SIX MONTHS ENDED
                                                  YEAR ENDED                  NOVEMBER 30, 1996
                                                 MAY 31, 1996                     (UNAUDITED)
                                           --------------------------      --------------------------
                                           SHARES            AMOUNT         SHARES           AMOUNT
                                         ---------        ------------     ---------     ------------
CLASS A
Shares sold                              4,072,162        $ 35,815,891     1,023,016     $  9,503,696
Shares issued to shareholders in
reinvestment of distributions              107,077             941,191        57,083          523,052
                                         ---------        ------------     ---------     ------------
                                         4,179,239          36,757,082     1,080,099       10,026,748
Less shares repurchased                 (3,987,048)      (  35,252,919)   (1,135,561)   (  10,572,534)
                                         ---------        ------------     ---------     ------------
Net increase                               192,191        $  1,504,163    (   55,462)   ($    545,786)
                                         =========        ============     =========     ============
CLASS B
Shares sold                              2,183,807        $ 18,762,882       718,364    $   6,683,295
Shares issued to shareholders
in reinvestment of distributions           161,956           1,417,990        96,477          882,339
                                         ---------        ------------     ---------     ------------
                                         2,345,763          20,180,872       814,841        7,565,634
Less shares repurchased                 (1,656,864)      (  14,378,479)   (  737,068)   (   6,869,313)
                                         ---------        ------------     ---------     ------------
Net increase (decrease)                    688,899        $  5,802,393        77,773     $    696,321
                                         =========        ============     =========     ============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, if any, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

See notes to financial statements.





John Hancock Funds - Utilities Fund

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are listed as follows:
-------------------------------------------------------------------------------------------------------------
                                                               YEAR ENDED MAY 31,           SIX MONTHS ENDED
                                                     ------------------------------------   NOVEMBER 30, 1996
                                                     1994 (1)         1995         1996        (UNAUDITED)
                                                     -------        -------       -------       ---------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning of Period                 $  8.50        $  8.26       $  8.48       $  9.17
                                                     -------        -------       -------       -------
Net Investment Income (2)                               0.12           0.44          0.41          0.26
Net Realized and Unrealized Gain
(Loss) on Investments and Foreign
Currency Transactions                               (   0.36)          0.12          0.79          0.64
                                                     -------        -------       -------       -------
Total from Investment Operations                    (   0.24)          0.56          1.20          0.90
                                                     -------        -------       -------       -------
Less Distributions:
Dividends from Net Investment Income                      --       (   0.34)     (   0.41)     (   0.24)
Distributions from Net Realized Gain
on Investments Sold                                       --             --      (   0.10)           --
                                                     -------        -------       -------       -------
Total Distributions                                       --       (   0.34)     (   0.51)     (   0.24)
                                                     -------        -------       -------       -------
Net Asset Value, End of Period                       $  8.26        $  8.48       $  9.17       $  9.83
                                                     =======        =======       =======       =======
Total Investment Return at Net Asset Value (3)      (   2.82%)(4)      7.10%        14.44%        10.04%(4)
Total Adjusted Investment Return
at Net Asset Value (3)(5)                            ( 13.89%)(4)      6.44%        14.01%         9.80%(4)
Ratios and Supplemental Data
Net Assets, End of Period (000's omitted)            $   781        $19,229       $22,574       $23,653
Ratio of Expenses to Average Net Assets                 1.00%(6)       1.04%         1.04%         1.06%(6)
Ratio of Adjusted Expenses to Average Net Assets (7)   12.07%(6)       1.70%         1.47%         1.53%(6)
Ratio of Net Investment Income to Average Net Assets    4.53%(6)       5.39%         4.49%         5.61%(6)
Ratio of Adjusted Net Investment Income (Loss)
to Average Net Assets (7)                           (   6.54%)(6)      4.73%         4.06%         5.14%(6)
Portfolio Turnover Rate                                    6%            98%          124%           44%
Fee Reduction Per Share (2)                          $  0.27        $  0.05       $  0.04       $  0.02
Average Brokerage Commission Rate (8)                    N/A            N/A           N/A       $0.0700

The Financial Highlights summarizes the impact of the following factors on a single share for the periods indicated: the net investment income, gains (losses), distributions and total investment returns of the
Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period.
Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.





Financial Highlights (continued)
----------------------------------------------------------------------------------------------------------

                                                               YEAR ENDED MAY 31,           SIX MONTHS ENDED
                                                     ------------------------------------   NOVEMBER 30, 1996
                                                     1994 (1)         1995         1996        (UNAUDITED)
                                                     -------        -------       -------       ---------
CLASS B
Per Share Operating Performance
Net Asset Value, Beginning of Period                 $  8.50        $  8.25       $  8.45       $  9.14
                                                     -------        -------       -------       -------
Net Investment Income (2)                               0.08           0.38          0.34          0.23
Net Realized and Unrealized Gain
(Loss) on Investments and Foreign
Currency Transactions                               (   0.33)          0.12          0.79          0.64
                                                     -------        -------       -------       -------
Total from Investment Operations                    (   0.25)          0.50          1.13          0.87
                                                     -------        -------       -------       -------
Less Distributions:
Dividends from Net Investment Income                      --       (   0.30)     (   0.34)     (   0.21)
Distributions from Net Realized Gain
on Investments Sold                                       --             --      (   0.10)           --
                                                     -------        -------       -------       -------
Total Distributions                                       --       (   0.30)     (   0.44)     (   0.21)
                                                     -------        -------       -------       -------
Net Asset Value, End of Period                       $  8.25        $  8.45       $  9.14       $  9.80
                                                     =======        =======       =======       =======
Total Investment Return at Net Asset Value (3)      (   2.94%)(4)      6.31%        13.68%         9.69%(4)
Total Adjusted Investment Return
at Net Asset Value (3)(5)                            ( 14.01%)(4)      5.65%        13.25%         9.45%(4)
Ratios and Supplemental Data
Net Assets, End of Period (000's omitted)            $   445        $38,344       $47,759       $51,957
Ratio of Expenses to Average Net Assets                 1.72%(6)       1.71%         1.77%         1.76%(6)
Ratio of Adjusted Expenses to Average Net Assets (7)   12.79%(6)       2.37%         2.20%         2.23%(6)
Ratio of Net Investment Income to Average Net Assets    4.20%(6)       4.64%         3.77%         4.91%(6)
Ratio of Adjusted Net Investment Income (Loss)
to Average Net Assets (7)                           (   6.87%)(6)      3.98%         3.34%         4.44%(6)
Portfolio Turnover Rate                                    6%            98%          124%           44%
Fee Reduction Per Share (2)                          $  0.27        $  0.05       $  0.04       $  0.02
Average Brokerage Commission Rate (8)                    N/A            N/A           N/A       $0.0700

(1) Class A and Class B shares commenced operations on February 1, 1994.

(2) Based on the average of shares outstanding at the end of each month.

(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(4) Not annualized.

(5) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.

(6) Annualized.

(7) Unreimbursed, without fee reduction.

(8) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.

See notes to financial statements.




Schedule of Investments
November 30, 1996 (Unaudited)
----------------------------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Utilities Fund on
November 30, 1996. It's divided into three main categories: common stocks, preferred stocks and short-term investments. Common and preferred stocks are further broken down by industry group.

                                                         MARKET
ISSUER, DESCRIPTION             NUMBER OF SHARES         VALUE
-------------------             ----------------        -------

COMMON STOCKS
Oil & Gas (10.95%)
Coastal Corp. , Inc.                 20,000         $   962,500
Columbia Gas System                  12,500             807,813
Enron Corp.                          30,000           1,372,500
Equitable Resources, Inc.            24,000             732,000
Forcenergy, Inc.*                    28,100             860,562
Global Marine, Inc.*                 50,000             975,000
NGC Corp.                            35,100             763,425
PanEnergy Corp.                      23,500           1,034,000
Williams Companies, Inc. (The)       13,800             774,525
                                                    -----------
                                                      8,282,325
                                                    -----------

Utilities (76.71%)
AGL Resources, Inc.                  47,000             992,875
Ameritech Corp.                       9,500             559,312
Bay State Gas Co.                    36,800           1,071,800
Bell Atlantic Corp.                  14,750             927,406
Boston Edison Co.                    46,000           1,178,750
Brooklyn Union Gas Co.               60,000           1,875,000
Cascade Natural Gas Corp.            21,300             364,763
Century Telephone Enterprises        17,000             541,875
CMS Energy Corp.                     65,860           2,140,450
Colonial Gas Co.                     41,000             937,875
Connecticut Energy Corp.             50,000           1,081,250
Connecticut Natural Gas Corp.        40,000             950,000
Consolidated Natural Gas Co.         12,500             714,063
Delmarva Power & Light Co.           57,800           1,163,225
Eastern Enterprises                  19,000             712,500
Energen Corp.                        55,000           1,491,875
Florida Progress Corp.               27,500             890,312
Frontier Corp.                       35,000             918,750
GTE Corp.                            14,700             659,662
Houston Industries, Inc.             53,500           1,177,000
IPALCO Enterprises, Inc.             32,250             878,812
KN Energy, Inc.                      20,000             812,500
LG&E Energy Corp.                    39,000             955,500
Long Island Lighting Co.             68,000           1,351,500
MDU Resources Group, Inc.            41,500             928,563
MidAmerican Energy Holdings Corp.    71,800           1,068,025
National Fuel Gas Co.                34,600           1,474,825
National Power PLC, American
Depositary Receipt  (ADR)
(United Kingdom)                     25,000             796,875
NUI Corp.                            52,000           1,040,000
New England Electric System          42,600           1,459,050
New Jersey Resources Corp.           35,000           1,036,875
NICOR, Inc.                          24,000             885,000
North Carolina Natural Gas Corp.     17,000             495,125
Northwest Natural Gas Co.            30,500             762,500
NYNEX Corp                           30,000           1,391,250
ONEOK Inc.                           36,500           1,003,750
Pacific Enterprises                  75,000           2,296,875
PacifiCorp                           50,000           1,050,000
People's Energy Corp.                28,000           1,015,000
Piedmont Natural Gas Co., Inc.       33,000             829,125
Providence Energy Corp.              52,200             920,025
Public Service Enterprise
Group, Inc.                          56,000           1,603,000
Puget Sound Power & Light Co.        37,000             841,750
Questar Corp.                        24,500             958,562
Sierra Pacific Resources             30,000             858,750
South Jersey Industries, Inc.        49,000           1,182,125
Southern Union Co.*                  48,300           1,189,387
Tejas Gas Corp.*                     19,000             833,625
UGI Corp.                            37,500             820,313
United Cities Gas Co.                57,000           1,346,625
UtiliCorp United, Inc.               47,000           1,263,125
Washington Gas Light Co.             43,500           1,038,563
Washington Water Power Co.           35,000             660,625
Western Resources, Inc.              17,000             537,625
Wicor, Inc.                          30,100           1,094,888
Yankee Energy System, Inc.           44,000             968,000
                                                    -----------
                                                     57,996,881
                                                    -----------
TOTAL COMMON STOCKS
(Cost $59,374,970)                 (  87.66%)        $66,279,206
                                      -----          -----------

See notes to financial statements.





                                                         MARKET
ISSUER, DESCRIPTION             NUMBER OF SHARES         VALUE
-------------------             ----------------        -------
PREFERRED STOCKS
Diversified Operations (.94%)
Tenneco Inc., 8.25%,  Ser A         14,000          $   707,000
                                                    -----------
Oil & Gas (5.50%)
Coastal Corp., $2.125, Ser H        67,130            1,703,424
Lasmo PLC, 10.00%, Ser A, American
Depositary Shares (ADS)
(United Kingdom)                    57,000            1,482,000
Phillips 66 Capital I,  8.24%       38,500              972,125
                                                    -----------
                                                      4,157,549
                                                    -----------

Utilities (5.22%)
Capita Preferred Trust, 9.06%       20,000              517,500
Kentucky Power, 8.72%, Ser A        40,000            1,020,000
MCN Michigan L.P., 9.375%, Ser A    30,000              802,500
Minnesota Power & Light
Capital I, 8.05%                    35,000              866,250
Sprint Corp., 8.25%                 20,000              745,000
                                                    -----------
                                                      3,951,250
                                                    -----------
TOTAL PREFERRED STOCKS
(Cost $8,495,278)                 (  11.66%)       $  8,815,799
                                     -----          -----------

SHORT-TERM INVESTMENTS
Corporate Savings Account (0.20%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 4.75%                                      148,975
                                                    -----------
TOTAL SHORT-TERM INVESTMENTS      (   0.20%)        $   148,975
                                     -----          -----------
TOTAL INVESTMENTS                 (  99.52%)        $75,243,980
                                     =====          ===========

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




NOTES TO FINANCIAL STATEMENTS

John Hancock Funds - Utilities Fund

(UNAUDITED)
NOTE A --
ACCOUNTING POLICIES

John Hancock Capital Series (the "Trust"), is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of three series portfolios: John Hancock Utilities Fund (the "Fund"), John Hancock Independence Equity Fund and John Hancock Special Value Fund. Until August 30, 1996, the Fund was a series of John Hancock Strategic Series. The other two series of the Trust are reported in separate financial statements. The investment objective of the Fund is to seek current income and, to the extent consistent with this objective, growth of income and long-term growth of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends, and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt instruments maturing within 60 days are valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.
Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date, or, in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues, and expenses of the Fund. Actual results could differ from these estimates.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

ORGANIZATION EXPENSE Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged to the Fund's operations ratably over a five-year period that began with the commencement of investment operations of the Fund.

FOREIGN CURRENCY TRANSLATION All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

NOTE B --
MANAGEMENT FEE AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.70% of the first $250,000,000 of the Fund's average daily net asset value and (b) 0.65% of the Fund's average daily net asset value in excess of $250,000,000.

The Adviser has agreed to limit Fund expenses, including the management fee (but not including the transfer agent fee and the 12b-1 fee), to 0.50% of the Fund's average daily net assets. Accordingly, the reduction in the Adviser's fee amounted to $170,052 for the period ended November 30, 1996. The Adviser reserves the right to terminate this limitation in the future.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly-owned subsidiary of the Adviser. For the period ended November 30, 1996, JH Funds received net sales charges of $36,303 with regard to sales of Class A shares. Out of this amount, $5,459 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $15,198 was paid as sales commissions to unrelated broker-dealers, and $15,646 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker-dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company, is the indirect sole shareholder of Distributors and John Hancock Freedom Securities Corporation and its subsidiaries, which include Tucker Anthony and Sutro.

Class B shares which are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended November 30, 1996, the contingent deferred sales charges received by JH Funds amounted to $111,759.

In addition, to reimburse JH Funds for the services it provides as distributors of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), a wholly-owned subsidiary of The Berkeley Financial Group. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for 1996 is estimated to be at an annual rate of 0.01875% of the average net assets of the Fund.

Mr. Edward J. Boudreau, Jr. , Mr. Richard S. Scipione and Ms. Anne C. Hodsdon are directors and officers of the Adviser, and its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At November 30, 1996, the Fund's investments to cover the defined compensation liability had unrealized appreciation of $161.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other then obligations of the U.S. government and its agencies and short-term securities, during the period ended November 30, 1996, aggregated $33,756,504 and $30,527,794, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended November 30, 1996.

The cost of investments owned at November 30, 1996 for Federal income tax purposes was $67,870,248. Gross unrealized appreciation and depreciation of investments aggregated $8,004,490 and $779,733, respectively, resulting in net unrealized appreciation of $7,224,757.



John Hancock Funds - Utilities Fund

SHAREHOLDER MEETING (UNAUDITED)

On June 28, 1996, a special meeting of John Hancock Utilities Fund was held.

The shareholders approved an Agreement and Plan of Reorganization for the Fund. The shareholder votes were 3,573,403 FOR, 90,454 AGAINST and 364,954 ABSTAINING.

The shareholders elected the following Trustees with the votes as indicated:

NAME OF TRUSTEE                     FOR                    WITHHELD
----------------          ---------------------     --------------------
Dennis S. Aronowitz              4,740,358                  84,034
Edward J. Boudreau, Jr.          4,739,708                  84,685
Richard P. Chapman, Jr.          4,740,358                  84,034
William J. Cosgrove              4,740,358                  84,034
Douglas M. Costle                4,739,565                  84,828
Leland O. Erdahl                 4,740,048                  84,344
Richard A. Farrell               4,740,358                  84,034
Gail D. Fosler                   4,740,358                  84,034
William F. Glavin                4,739,953                  84,440
Anne C. Hodsdon                  4,739,708                  84,685
Dr. John A. Moore                4,739,306                  85,086
Patti McGill Peterson            4,738,249                  86,143
John W. Pratt                    4,740,358                  84,034
Richard S. Scipione              4,739,786                  84,607
Edward J. Spellman               4,740,358                  84,034



NOTES

John Hancock Funds - Utilities Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]



John Hancock Funds - Utilities Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]



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This report is for the information of shareholders of the John Hancock
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accompanied by the current prospectus, which details charges, investment objectives and operating policies.

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